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                                                                  EXHIBIT 10.9




                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                               (Revolving Loans)


         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Second Amendment"), dated as of October __, 1995, is made by and between

         RIDGEVIEW, INC., a corporation organized and existing under the laws of the State of North Carolina (the "Borrower"); and

         NATIONSBANK OF GEORGIA, N.A., a national banking association organized and existing under the laws of the United States (the "Lender").


RECITALS:

         A. The Borrower and the Lender entered into that certain Loan and Security Agreement (Revolving Loans), dated January 10, 1995, as amended June 28, 1995 (the "Loan Agreement").

         B. The Borrower and the Lender have agreed to modify and amend the Loan Agreement as set forth herein.

         NOW THEREFORE, the parties hereto agree as follows:

         1.      The Loan Agreement is hereby amended as follows:

                 (a) Section 1.1 is amended by amending in its entirety the definition of "Fixed Charge Ratio" contained therein so that such definition now reads as follows:

                          "Fixed Charge Ratio" means, as to any Person, the
                 following ratio for such Person computed for the applicable period of computation: the ratio of (i) Net Income plus depreciation plus amortization (except grant amortization income) plus change in the deferred compensation accrual minus Unfunded Capital Expenditures minus amortization income relating to the Ireland grant credit minus foreign currency gains plus foreign currency losses to (ii) current maturities of Funded Indebtedness and current maturities of Lease Obligations plus dividends.

                 (b) Section 1.1 is further amended by adding the following definition in the alphabetically appropriate place:

                          "Domestic Business" means all of the domestic
                 operations of the Borrower and the Subsidiary Guarantor conducted in the United States.




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                 (c)      A new Section 8.10 is added to the Loan Agreement as
         follows:

                          Section 8.10. Cash Surrender Value. The Borrower agrees to maintain at all times cash surrender value of at least $500,000 in life insurance policies insuring key officers of the Borrower (less any amounts borrowed by the Borrower thereunder and paid to the Lender in accordance with the terms of the assignments of such policies from the Borrower to the Lender).

                 (d) Section 10A.1(b) of the Loan Agreement is amended in its entirety so that such Section now reads as follows:

                          (b) Minimum Tangible Net Worth. Permit the Tangible Net Worth of the Borrower and its Subsidiaries (computed on a consolidated basis) as of the following test dates to be less than the following amounts:

                                        Minimum Consolidated
             Test Date                   Tangible Net Worth
             ---------                  -------------------------
         December 31, 1995              $5,750,000 plus the
                                        greater of $700,000 or 70%
                                        of earnings for the fiscal
                                        year ending December 31, 1995

         December 31, 1996              consolidated
                                        Tangible Net Worth
                                        as of December 31, 1995
                                        plus the greater of
                                        $700,000 or 70% of
                                        earnings for the fiscal
                                        year ending December 31, 1996

                 (e) Section 10B.1 of the Loan Agreement is amended in its entirety so that such Section now reads as follows:

                          Section 10B.1  Domestic Business Financial Ratios.

                          (a) Maximum Liabilities to Tangible Net Worth. Permit the ratio of total Liabilities of the Domestic Business of the Borrower and its U.S. Subsidiaries to Tangible Net Worth of the Domestic Business of the Borrower and its U.S. Subsidiaries to be greater than (i) 8.0 to 1.0 during the period commencing on October __, 1995 through and including December 30, 1995, (ii) 6.5 to 1.0 during the period commencing on and including December 31, 1995 through and including September 29, 1996, (iii) 5.25 to 1.0 during the period commencing on and including September 30, 1996 through




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                 and including December 30, 1996, (iv) 4.5 to 1.0 during the period commencing on and including December 31, 1996 through and including September 29, 1997, (v) 4.0 to 1.0 during the period commencing on and including September 30, 1997 through and including December 30, 1997 and (vi) 3.5 to 1.0 during the period commencing on December 31, 1997 and thereafter;

                          (b) Minimum Tangible Net Worth. Permit the Tangible Net Worth of the Domestic Business of the Borrower and its U.S. Subsidiaries as of the following test dates to be less than the following amounts:

                                             Minimum Domestic Business
                 Test Date                     Tangible Net Worth
                 ---------                   --------------------------
         October 31, 1995                       $3,600,000

         November 30, 1995                      $3,600,000

         December 31, 1995 and                  $3,600,000 plus
          the last day of each                  the greater of
          of the following eleven               $600,000 or 70%
          months                                of earnings for the
                                                fiscal year ending
                                                December 31, 1995

         December 31, 1996 and                  Domestic Business
          the last day of each                  Tangible Net Worth as
          of the following eleven               of December 31, 1995
          months                                plus the greater of
                                                $600,000 or 70%
                                                of earnings for the
                                                fiscal year ending
                                                December 31, 1996



                          (c) Minimum Fixed Charge Ratio. Permit the Fixed Charge Ratio of the Domestic Business of the Borrower and its U.S. Subsidiaries to be less than 1.25 to 1.0 as of the last day of each month (commencing with the month ending October 31, 1995), in each case computed for the twelve monthly periods then ending.

                          (d) Minimum Current Ratio. Permit the ratio of current assets of the Domestic Business of the Borrower and its U.S. Subsidiaries to the current Liabilities of the Domestic Business of the Borrower and its U.S. Subsidiaries to be equal to or less than 1.0 to 1.0 as of the last day of any month (commencing with the month ending October 31, 1995) (for purposes of the foregoing, outstanding Revolving Credit Loans shall be included within current Liabilities).




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                 (f)      Section 10.5 of the Loan Agreement is amended in its
         entirety so that such Section now reads as follows:

                          Section 10.5 Capital Expenditures. Make or incur any Capital Expenditures, except that the Borrower and its U.S. Subsidiaries may make or incur Capital Expenditures in any fiscal year in an amount not to exceed, in the aggregate, $750,000.00; provided, however, Capital Expenditures made with the proceeds of any term loan made by NationsBank, N.A. to the Borrower shall not count for purposes of computing the foregoing limitation; provided further, the acquisition of the Subsidiary Guarantor shall not count for purposes of computing the foregoing limitation.

         2. Except as hereby modified, all the terms and provisions of the Loan Agreement remain in full force and effect.

         3. The Borrower will execute such additional documents as are reasonably requested by the Lender to reflect the terms and conditions of this Second Amendment and will cause to be delivered such certificates, legal opinions and other documents as are reasonably required by the Lender. In addition, the Borrower will pay all costs and expenses in connection with the preparation, execution and delivery of the documents executed in connection with this transaction, including, without limitation, the reasonable fees and out-of-pocket expenses of special counsel to the Lender as well as any and all filing and recording fees and stamp and other taxes with respect thereto and to save the Lender harmless from any and all such costs, expenses and liabilities.

         4. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Second Amendment to produce or account for more than one counterpart.




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         5.      This Second Amendment and all other documents executed
pursuant to the transactions contemplated herein shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of Georgia and shall be subject to the provisions of Section 12.5 and 12.6 of the Loan Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their fully authorized officers as of the day and year first above written.


                                  RIDGEVIEW, INC.
ATTEST:

By /s/ Susan Gaither Jones        By /s/ Walter Bost
   -----------------------           -----------------------
Title  Asst. Secretary            Title  CFO
      --------------------              --------------------

      (Corporate Seal)


                                  NATIONSBANK OF GEORGIA, N.A.

                                  By /s/ Scott Goldstein
                                     --------------------------------
                                  Title  Vice President
                                         ----------------------------


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